                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE

CONTACT:          ALAN MINKER
                  Interim Chief Operating Officer
                  Sr. Vice President/Chief Financial Officer
                  (248) 712-7007

FRANK'S NURSERY & CRAFTS, INC. ANNOUNCES 2003 YEAR END RESULTS

TROY, MICHIGAN, April 23, 2003 -- Frank's Nursery & Crafts, Inc. (OTC: FNCN) today reported financial results for fiscal year 2003 which ended January 25, 2004. Net sales for the 2003 fiscal year were $316.9 million versus $315.1 million in the 2002 fiscal year, an increase of 0.5%. Fiscal year 2003 comparable store sales, or sales in stores open at least a year, were up 0.6% compared to fiscal year 2002.

Franks had a net loss before income taxes and reorganization items for the 2003 fiscal year of $23.8 million compared to a net loss before income taxes and reorganization items of $43.3 million for the 2002 fiscal year.

With spring upon us, Franks' associates are working diligently to prepare for the busy spring lawn and garden season. They are carefully stocking high quality live goods and other lawn and garden supplies. In addition, all Franks' stores now have the new and improved custom silk floral area, patio furniture sets and grills. Franks is proud to offer customers everything beautiful for their patios, decks, lawns and gardens.



Franks Nursery is the nation's largest lawn and garden specialty retailer and operates 169 stores in 14 states. Franks Nursery is also a leading retailer of indoor garden products and accessories, including silk floral arrangements, as well as Christmas decor merchandise. Franks was recently named "Michigan's Best Nursery/Garden Center" in 2004 by the Detroit News readers.

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors detailed in the Company's filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company's merchandise mix and retail locations, unseasonable weather, risks associated with foreign global sourcing, including political instability and changes in import regulations, economic conditions worldwide, and the ability of the Company to execute its business plans effectively. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligations to update forward-looking statements, whether as a result of new information, future events, or otherwise.


                                     -more-

                           STATEMENTS OF OPERATIONS
  The fiscal year ended January 25, 2004 ("2003"), the Thirty-six weeks ended
     January 26, 2003, the Sixteen weeks ended May 19, 2002, and the fiscal year ended January 27, 2002 ("2001")
                      (in thousands, except per share data)




                                                                                 Thirty-six        Sixteen Weeks
                                                                                 Weeks Ended           Ended
                                                                                 January 26,          May 19,
                                                                   2003             2003               2002              2001
                                                            -----------------   -------------    ----------------   ---------------
                                                             (Successor)         (Successor)       (Predecessor)      (Predecessor)
                                                                                  Restated           Restated
NET SALES                                                         $ 316,870        $ 204,156        $ 110,992        $ 371,417

OPERATING COSTS AND EXPENSES:
       Cost of goods sold, including
        buying and occupancy                                        238,640          153,953           80,756          297,850
       Selling, general, and administrative                          90,026           61,898           31,490          109,404
       Restructuring charges                                          2,875            1,127           21,839           40,887
       Early extinguishment of debt                                       -                -                -            4,230
       Amortization of goodwill                                           -                -                -            1,631
                                                                  ---------        ---------        ---------        ---------
         Total operating costs and expenses                         331,541          216,978          134,085          454,002

LOSS FROM OPERATIONS                                                (14,671)         (12,822)         (23,093)         (82,585)

OTHER (EXPENSES) INCOME:
       Interest expense (contractual interest of $6,210 for          (9,107)          (5,034)          (2,583)         (10,632)
        the sixteen weeks ended May 19, 2002) and
        amortization of debt costs
       Sundry (expense) income                                          (19)             171              109            1,221
                                                                  ---------        ---------        ---------        ---------
         Total other expenses                                        (9,126)          (4,863)          (2,474)          (9,411)
                                                                  ---------        ---------        ---------        ---------

LOSS BEFORE REORGANIZATION ITEMS                                    (23,797)         (17,685)         (25,567)         (91,996)
REORGANIZATION ITEMS:
       Gain on cancellation of pre-petition liabilities                   -                -          184,954                -
       Fresh start adjustments                                            -                -              324                -
       Extinguishment of debt                                             -                -           (1,439)               -
                                                                  ---------        ---------        ---------        ---------
         Total reorganization items                                       -                -          183,839                -
                                                                  ---------        ---------        ---------        ---------
NET (LOSS) EARNINGS                                               $ (23,797)       $ (17,685)       $ 158,272        $ (91,996)
                                                                  =========        =========        =========        =========

LOSS PER SHARE - BASIC                                            $   (1.19)       $   (0.88)
                                                                  =========        =========

LOSS PER SHARE - DILUTED                                          $   (1.19)       $   (0.88)
                                                                  =========        =========

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC                          20,000           20,000
                                                                  =========        =========

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED                        20,000           20,000
                                                                  =========        =========





                                     -more-

                         FRANK'S NURSERY & CRAFTS, INC.
                                 Balance Sheets
                  (Dollars in thousands, except for par value)




                                                                      January 25,       January 26,
                                                                        2004               2003
                                                                    -------------     --------------
                                                                                         Restated
ASSETS

Current assets:
      Cash and cash equivalents                                      $   1,026        $   3,068
      Accounts receivable, net                                           2,258            1,218
      Merchandise inventory, net                                        42,283           39,050
      Assets to be disposed of                                               -              200
      Prepaid expenses and other current assets                          3,758            4,173
                                                                     ---------        ---------
         Total current assets                                           49,325           47,709

      Property, equipment and leasehold improvements, net               54,934           56,102
      Other assets and deferred charges                                  4,262            3,616
                                                                     ---------        ---------
         Total assets                                                $ 108,521        $ 107,427
                                                                     =========        =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY

Current liabilities:
      Accounts payable                                               $  19,978        $  18,009
      Accrued expenses                                                  19,157           16,402
      Accrued expenses payable pre-petition                                217            1,902
      Revolving credit facility                                          7,738                -
      Revolving credit facility - related party                         28,000           15,250
      Current portion of long-term debt                                  1,255            1,685
                                                                     ---------        ---------
         Total current liabilities                                      76,345           53,248

Long-term debt:
      Senior debt, less current portion                                 23,460           24,730
      Term Loan - related party, net of unamortized discount            17,909           16,323
                                                                     ---------        ---------
         Total long-term debt                                           41,369           41,053

Other liabilities                                                        4,773            3,334

Shareholders' (deficit) equity:
      Successor common stock $.001 par value,                               20               20
        50,000,000 shares authorized, 17,217,241 shares
        issued and outstanding and 2,782,759 shares to be issued
      Additional paid-in-capital                                        27,496           27,457
      Accumulated deficit                                              (41,482)         (17,685)
                                                                     ---------        ---------
         Total shareholders' (deficit) equity                          (13,966)           9,792
                                                                     ---------        ---------
         Total liabilities and shareholders' (deficit) equity        $ 108,521        $ 107,427
                                                                     =========        =========


                                      ###